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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



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                                    FORM 8-K

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                                  CURRENT REPORT


                      Pursuant to section 13 or 15 (d) of the
                          Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                  December 15, 1995

                      CABLEVISION OF BOSTON LIMITED PARTNERSHIP
               (Exact Name of Registrant as specified in its charter)

                                   Massachusetts
                               (State of Organization)


                   0-11165                               04-2756091
        (Commission File Number)                      (IRS Employer
                                                      Identification Number)

                   28 Travis Street, Boston, Massachusetts 02134
                      (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  (617) 787-6600


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ITEM 5.  OTHER EVENTS

     On December 15, 1995, Cablevision Systems Corporation ("CSC") completed the acquisition of Cablevision of Boston Limited Partnership (the "Company") as contemplated by the Company's Consent Solicitation
Statement/Prospectus, dated October 18, 1995, as supplemented on November 15, 1995. A wholly-owned subsidiary of CSC was merged with and into a wholly-owned subsidiary of the Company and the Company has been liquidated.












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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CABLEVISION OF BOSTON LIMITED PARTNERSHIP

                                    By:  Barry J. O'Leary
                                         -------------------------------------
                                         Barry J. O'Leary
                                         Senior Vice President, Finance and
                                         Treasurer


Dated:  December 18, 1995













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